SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2005

Charter Communications Holdings, LLC
Charter Communications Holdings Capital Corporation
(Exact name of registrants as specified in their charters)

Delaware
Delaware
(State or Other Jurisdiction of Incorporation or Organization)

333-77499 333-77499-01	43-1843179 43-1843177
(Commission File Number)	(I.R.S. Employer Identification Number)

12405 Powerscourt Drive
St. Louis, Missouri   63131
(Address of principal executive offices including zip code)

(314) 965-0555
(Registrants' telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

ITEM 7.01. REGULATION FD DISCLOSURE.

Charter Communications, Inc. ("Charter"), the indirect parent company and manager of Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, today announced the resignation of Curtis S. Shaw, Executive Vice President, General Counsel and Secretary effective April 15, 2005. Mr. Shaw is leaving Charter to accept a comparable position with Celanese Corporation, a producer of industrial and specialty chemicals headquartered in Dallas, Texas.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation have duly caused this Current Report to be signed on their behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS HOLDINGS, LLC
Registrant
By: CHARTER COMMUNICATIONS, INC., Sole Manager

Dated: March 25, 2005

By: /s/ Paul E. Martin Name: Paul E. Martin Title: Interim Co-Chief Financial Officer, Senior Vice President and Controller (Co-Principal Financial Officer and Principal Accounting Officer)

CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
Registrant

Dated: March 25, 2005

By: /s/ Paul E. Martin Name: Paul E. Martin Title: Interim Co-Chief Financial Officer, Senior Vice President and Controller (Co-Principal Financial Officer and Principal Accounting Officer)